UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21718
                                                     ---------

                        OPPENHEIMER DIVIDEND GROWTH FUND
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: APRIL 30
                                                 --------

                      Date of reporting period: 04/30/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Oil & Gas                                                                   8.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             8.4
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    8.4
--------------------------------------------------------------------------------
Diversified Financial Services                                              6.9
--------------------------------------------------------------------------------
Commercial Banks                                                            5.2
--------------------------------------------------------------------------------
Aerospace & Defense                                                         4.1
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      4.1
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               3.5
--------------------------------------------------------------------------------
Capital Markets                                                             3.4
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Wachovia Corp.                                                              3.0%
--------------------------------------------------------------------------------
Bank of America Corp.                                                       3.0
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             2.9
--------------------------------------------------------------------------------
General Electric Co.                                                        2.8
--------------------------------------------------------------------------------
Chevron Corp.                                                               2.7
--------------------------------------------------------------------------------
Microchip Technology, Inc.                                                  2.6
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     2.5
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           2.2
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          2.2
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                             2.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------


                      8 | OPPENHEIMER DIVIDEND GROWTH FUND

--------------------------------------------------------------------------------

SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                         21.3%
Information Technology             13.6
Industrials                        13.0
Health Care                        12.1
Consumer Discretionary              9.7
Consumer Staples                    9.0
Energy                              8.9
Utilities                           4.9
Telecommunication Services          4.2
Materials                           3.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2007, and are based on the total market value of common stocks.

--------------------------------------------------------------------------------


                      9 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE The Fund's Class A shares (without sales charge) rose 13.51% during the past 12 months, trailing the 15.16% return of our benchmark, the Russell 1000 Index. As an additional point of comparison, the S&P 500 Index returned 15.24% during the same span. While we were pleased with the Fund's performance in absolute terms, we also were not surprised that the Fund underperformed its Russell 1000 benchmark during the year, given our emphasis on high-quality, large-cap dividend-paying stocks. These types of names have historically performed very well during flat or gradually rising stock market environments but have tended to lag during particularly strong equity markets--in other words, what we saw during the past year.

      More specifically, the Fund's relative performance was most hindered by our disappointing stock selection in the financials and information technology sectors. However, the Fund benefited from strong results turned in by some of our investments in the telecommunications and energy sectors.

      We continued to follow our same overall management strategy, owning high-quality dividend-paying stocks with strong free cash flows and the potential to increase their dividends over time. As the period progressed, we gradually made the portfolio more defensive, in response to rising valuations and our growing concerns that a weakening U.S. housing market could weigh on consumer spending. First, we increased the Fund's diversification by adding to the number of names in the portfolio. With more holdings, the portfolio is less vulnerable to a significant drop in the value of any one position. Second, we paid even closer attention than usual to company valuations to avoid overpaying for stocks.

      Throughout the year, we maintained our emphasis on U.S. companies that do a significant portion of their business overseas. We saw better economic growth prospects outside the United States than inside it and looked for investment opportunities that we believed were well positioned to take advantage of this trend.

      As we mentioned, some of our investments within the telecommunication services and energy sectors were significant positives for the Fund during the past year. Within telecommunications, we benefited from our positions in two stocks whose merger was completed early in 2007, AT&T, Inc. and BellSouth. AT&T, the name taken by the combined company, performed extremely well, rising on investors' optimism about expected cost synergies and robust growth turned in by the company's Cingular wireless communications division.

      Although oil prices were volatile during the year, they generally trended upward and boosted the valuations of many energy stocks. One of our strongest performers was oil


                      10 | OPPENHEIMER DIVIDEND GROWTH FUND
and natural gas pipeline company Kinder Morgan, Inc. The company agreed to be acquired at a premium price by its management team in a leveraged buyout. Also performing well was Chevron Corp., a diversified energy company that benefited from the mostly favorable backdrop for energy prices. Two additional positives for the Fund were health care companies Abbott Laboratories and C.R. Bard, Inc. Both stocks rose on solid earnings and free-cash-flow growth.

      In contrast, the financial sector was a source of underperformance. Investors had been hoping for early 2007 interest rate cuts from the Federal Reserve Board (the "Fed"), but worse-than-expected inflation data appeared likely to delay this move until later in the year at the earliest. In addition, investors became increasingly concerned about troubles in the so-called subprime mortgage market, which was weighing on the already-slowing U.S. housing market. Our weakest performer in the financial sector was asset manager Legg Mason, Inc., whose earnings continued to suffer as the company struggled to integrate Citigroup's asset management division, acquired in late 2005.

      In the technology sector, some of our semiconductor holdings lost ground during the period. One of these laggards was Intel Corp., which continued to wage a severe pricing war with its growing rival Advanced Micro Devices (AMD), Inc. Another disappointing semiconductor stock in the portfolio was Maxim Integrated Products, Inc. Elsewhere in technology, communications equipment maker QUALCOMM performed poorly for the Fund, in large part because of a licensing dispute with one of its major customers. We exited our position in QUALCOMM.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2007. In the case of Class A, B and C shares, performance is measured from the inception of the Class on June 30, 2005. In the case of Class N shares, performance is measured from the inception of the Class on August 12, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Russell 1000 Index, a widely used measure of large-cap growth stock performance. It is an unmanaged index and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      11 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class A)
      Russell 1000 Index
      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Dividend
               Growth Fund (Class A)    Russell 1000 Index      S&P 500 Index

06/30/2005            $  9,425               $ 10,000              $ 10,000
07/31/2005            $  9,585               $ 10,389              $ 10,372
10/31/2005            $  9,535               $ 10,212              $ 10,188
01/31/2006            $  9,954               $ 10,913              $ 10,856
04/30/2006            $ 10,239               $ 11,225              $ 11,169
07/31/2006            $ 10,166               $ 10,932              $ 10,929
10/31/2006            $ 10,782               $ 11,849              $ 11,851
01/31/2007            $ 11,280               $ 12,493              $ 12,430
04/30/2007            $ 11,622               $ 12,927              $ 12,870

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  6.98%     Since Inception (6/30/05)  8.54%


                      12 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class B)
      Russell 1000 Index
      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Dividend
               Growth Fund (Class B)    Russell 1000 Index      S&P 500 Index

06/30/2005            $ 10,000               $ 10,000              $ 10,000
07/31/2005            $ 10,160               $ 10,389              $ 10,372
10/31/2005            $ 10,093               $ 10,212              $ 10,188
01/31/2006            $ 10,510               $ 10,913              $ 10,856
04/30/2006            $ 10,789               $ 11,225              $ 11,169
07/31/2006            $ 10,703               $ 10,932              $ 10,929
10/31/2006            $ 11,324               $ 11,849              $ 11,851
01/31/2007            $ 11,826               $ 12,493              $ 12,430
04/30/2007            $ 11,756               $ 12,927              $ 12,870

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  7.68%    Since Inception (6/30/05)  9.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 16 FOR FURTHER INFORMATION.


                      13 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class C)
      Russell 1000 Index
      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Dividend
              Growth Fund (Class C)   Russell 1000 Index      S&P 500 Index

06/30/2005           $ 10,000              $ 10,000              $ 10,000
07/31/2005           $ 10,160              $ 10,389              $ 10,372
10/31/2005           $ 10,093              $ 10,212              $ 10,188
01/31/2006           $ 10,510              $ 10,913              $ 10,856
04/30/2006           $ 10,787              $ 11,225              $ 11,169
07/31/2006           $ 10,702              $ 10,932              $ 10,929
10/31/2006           $ 11,325              $ 11,849              $ 11,851
01/31/2007           $ 11,828              $ 12,493              $ 12,430
04/30/2007           $ 12,158              $ 12,927              $ 12,870

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  11.71%    Since Inception (6/30/05)  11.25%


                      14 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Dividend Growth Fund (Class N)
      Russell 1000 Index
      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Dividend
              Growth Fund (Class N)    Russell 1000 Index    S&P 500 Index

08/12/2005           $ 10,000               $ 10,000            $ 10,000
10/31/2005           $  9,938               $  9,830            $  9,822
01/31/2006           $ 10,359               $ 10,504            $ 10,467
04/30/2006           $ 10,651               $ 10,805            $ 10,769
07/31/2006           $ 10,579               $ 10,523            $ 10,538
10/31/2006           $ 11,205               $ 11,405            $ 11,426
01/31/2007           $ 11,718               $ 12,025            $ 11,985
04/30/2007           $ 12,067               $ 12,443            $ 12,408

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/07

1-Year  12.30%     Since Inception (8/12/05)  11.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND CLASS N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 16 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 7/8/05. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 7/8/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 7/8/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 8/12/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      16 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                      17 | OPPENHEIMER DIVIDEND GROWTH FUND

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING    ENDING       EXPENSES
                                 ACCOUNT      ACCOUNT      PAID DURING
                                 VALUE        VALUE        THE PERIOD ENDED
                                 (11/1/06)    (4/30/07)    APRIL 30, 2007
----------------------------------------------------------------------------
Class A Actual                   $ 1,000.00   $ 1,077.90   $ 5.68
----------------------------------------------------------------------------
Class A Hypothetical               1,000.00     1,019.34     5.52
----------------------------------------------------------------------------
Class B Actual                     1,000.00     1,073.50     9.55
----------------------------------------------------------------------------
Class B Hypothetical               1,000.00     1,015.62     9.29
----------------------------------------------------------------------------
Class C Actual                     1,000.00     1,073.60     9.55
----------------------------------------------------------------------------
Class C Hypothetical               1,000.00     1,015.62     9.29
----------------------------------------------------------------------------
Class N Actual                     1,000.00     1,076.90     6.97
----------------------------------------------------------------------------
Class N Hypothetical               1,000.00     1,018.10     6.78

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2007 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A           1.10%
---------------------------
Class B           1.85
---------------------------
Class C           1.85
---------------------------
Class N           1.35

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                      18 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF INVESTMENTS  April 30, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.4%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.5%
McDonald's Corp.                                          37,200   $  1,796,016
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         28,900      1,787,754
                                                                   -------------
                                                                      3,583,770

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.5%
Fortune Brands, Inc.                                      19,100      1,529,910
--------------------------------------------------------------------------------
MEDIA--1.4%
McGraw-Hill Cos.,
Inc. (The)                                                22,600      1,480,978
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%
Staples, Inc.                                             63,100      1,564,880
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.5%
Nike, Inc., Cl. B                                         28,000      1,508,080
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.7%
--------------------------------------------------------------------------------
BEVERAGES--1.3%
PepsiCo, Inc.                                             19,900      1,315,191
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%
Kellogg Co.                                               20,300      1,074,073
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                                  30,412      1,017,890
                                                                   -------------
                                                                      2,091,963

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.2%
Colgate-Palmolive Co.                                     30,400      2,059,296
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                                 19,300      1,241,183
                                                                   -------------
                                                                      3,300,479

--------------------------------------------------------------------------------
TOBACCO--2.2%
Altria Group, Inc.                                        33,000      2,274,360
--------------------------------------------------------------------------------
ENERGY--8.6%
--------------------------------------------------------------------------------
OIL & GAS--8.6%
Apache Corp.                                              14,600      1,058,500
--------------------------------------------------------------------------------
Chevron Corp.                                             36,100      2,808,219
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                         24,100      1,913,058
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                       12,000      1,278,720
--------------------------------------------------------------------------------
Marathon Oil Corp.                                        13,600      1,381,080
--------------------------------------------------------------------------------
Spectra Energy Corp.                                      15,600        407,160
                                                                   -------------
                                                                      8,846,737

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--20.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.4%
Legg Mason, Inc.                                          11,200   $  1,110,928
--------------------------------------------------------------------------------
Lehman Brothers
Holdings, Inc.                                            13,400      1,008,752
--------------------------------------------------------------------------------
Northern Trust Corp.                                      20,900      1,315,655
                                                                   -------------
                                                                      3,435,335

--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.2%
Wachovia Corp.                                            55,500      3,082,470
--------------------------------------------------------------------------------
Wells Fargo & Co.                                         64,100      2,300,549
                                                                   -------------
                                                                      5,383,019

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.9%
Bank of America Corp.                                     60,000      3,054,000
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                             2,000      1,033,500
--------------------------------------------------------------------------------
Citigroup, Inc.                                           56,300      3,018,806
                                                                   -------------
                                                                      7,106,306

--------------------------------------------------------------------------------
INSURANCE--2.8%
Chubb Corp.                                               29,200      1,571,836
--------------------------------------------------------------------------------
Prudential
Financial, Inc.                                           13,800      1,311,000
                                                                   -------------
                                                                      2,882,836

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.5%
Washington
Mutual, Inc.                                              60,100      2,522,998
--------------------------------------------------------------------------------
HEALTH CARE--11.7%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
Bard (C.R.), Inc.                                         17,400      1,446,462
--------------------------------------------------------------------------------
Medtronic, Inc.                                           18,900      1,000,377
                                                                   -------------
                                                                      2,446,839

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.9%
Cardinal Health, Inc.                                     14,100        986,295
--------------------------------------------------------------------------------
PHARMACEUTICALS--8.4%
Abbott Laboratories                                       26,200      1,483,444
--------------------------------------------------------------------------------
Eli Lilly & Co.                                           36,800      2,175,984
--------------------------------------------------------------------------------
Johnson & Johnson                                         20,900      1,342,198
--------------------------------------------------------------------------------
Pfizer, Inc.                                              77,600      2,053,296


                      19 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Wyeth                                                     28,300   $  1,570,650
                                                                   -------------
                                                                      8,625,572

--------------------------------------------------------------------------------
INDUSTRIALS--12.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.1%
Boeing Co. 1                                              17,000      1,581,000
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                    16,600      1,090,122
--------------------------------------------------------------------------------
United
Technologies Corp.                                        23,700      1,590,981
                                                                   -------------
                                                                      4,262,103

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.9%
FedEx Corp.                                                8,500        896,240
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.6%
Emerson Electric Co.                                      35,400      1,663,446
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.3%
General Electric Co.                                      77,800      2,867,708
--------------------------------------------------------------------------------
Textron, Inc.                                              4,800        488,016
                                                                   -------------
                                                                      3,355,724

--------------------------------------------------------------------------------
MACHINERY--1.8%
Caterpillar, Inc.                                         25,100      1,822,762
--------------------------------------------------------------------------------
ROAD & RAIL--0.9%
Norfolk
Southern Corp.                                            18,300        974,292
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.2%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.9%
International Business
Machines Corp.                                            19,200      1,962,432
--------------------------------------------------------------------------------
IT SERVICES--0.9%
Automatic Data
Processing, Inc.                                          22,300        998,148
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--8.4%
Intel Corp.                                               92,000      1,978,000
--------------------------------------------------------------------------------
Linear
Technology Corp.                                          55,300      2,069,326
--------------------------------------------------------------------------------
Maxim Integrated
Products, Inc.                                            61,100      1,938,092
--------------------------------------------------------------------------------
Microchip
Technology, Inc.                                          65,400      2,638,236
                                                                   -------------
                                                                      8,623,654

--------------------------------------------------------------------------------
SOFTWARE--2.0%
Microsoft Corp.                                           67,700      2,026,938

                                                                          VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--3.3%
--------------------------------------------------------------------------------
CHEMICALS--2.8%
Air Products
& Chemicals, Inc.                                         12,200   $    933,300
--------------------------------------------------------------------------------
Monsanto Co. 1                                            17,400      1,026,426
--------------------------------------------------------------------------------
Praxair, Inc.                                             14,100        910,155
                                                                   -------------
                                                                      2,869,881

--------------------------------------------------------------------------------
METALS & MINING--0.5%
Allegheny
Technologies, Inc.                                         4,300        471,194
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
AT&T, Inc.                                                53,300      2,063,776
--------------------------------------------------------------------------------
Verizon
Communications, Inc.                                      55,300      2,111,354
                                                                   -------------
                                                                      4,175,130

--------------------------------------------------------------------------------
UTILITIES--4.8%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
Duke Energy Corp.                                         47,500        974,700
--------------------------------------------------------------------------------
PPL Corp.                                                 24,800      1,081,528
--------------------------------------------------------------------------------
Southern Co.                                              24,100        910,739
                                                                   -------------
                                                                      2,966,967

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--1.9%
SCANA Corp.                                               45,400      1,976,261
                                                                   -------------
Total Common Stocks
(Cost $91,543,800)                                                   99,930,720

--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--2.9%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E,
5.21% 2,3
(Cost $3,008,283)                                      3,008,283      3,008,283

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $94,552,083)                                         100.1%   102,939,003
--------------------------------------------------------------------------------
LIABILITIES IN
EXCESS OF OTHER ASSETS                                      (0.1)       (72,336)
                                                       -------------------------
NET ASSETS                                                 100.0%  $102,866,667
                                                       =========================


                      20 | OPPENHEIMER DIVIDEND GROWTH FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                   CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                             SUBJECT TO CALL        DATES      PRICE   RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------------------
Boeing Co.                                75      5/21/07      $ 100    $ 3,300      $   750
Monsanto Co.                              87      5/21/07         60      3,983        7,395
                                                                        --------------------
                                                                        $ 7,283      $ 8,145
                                                                        ====================

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                          SHARES        GROSS         GROSS           SHARES
                                  APRIL 30, 2006    ADDITIONS    REDUCTIONS   APRIL 30, 2007
--------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.21%                     --   40,295,990    37,287,707        3,008,283

                                                                      VALUE         DIVIDEND
                                                                 SEE NOTE 1           INCOME
--------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.21%                                       $ 3,008,283         $ 74,842

3. Rate shown is the 7-day yield as of April 30, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     21 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $91,543,800)                                                   $  99,930,720
Affiliated companies (cost $3,008,283)                                                          3,008,283
                                                                                            --------------
                                                                                              102,939,003
----------------------------------------------------------------------------------------------------------
Cash                                                                                               15,437
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                524,870
Interest and dividends                                                                            154,179
Other                                                                                               3,353
                                                                                            --------------
Total assets                                                                                  103,636,842

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $7,283)--see accompanying statement
of investments                                                                                      8,145
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                             653,767
Shares of beneficial interest redeemed                                                             33,939
Distribution and service plan fees                                                                 19,264
Shareholder communications                                                                         18,991
Transfer and shareholder servicing agent fees                                                      10,631
Trustees' compensation                                                                              4,046
Other                                                                                              21,392
                                                                                            --------------
Total liabilities                                                                                 770,175

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $ 102,866,667
                                                                                            ==============

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                  $       8,568
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                     93,832,442
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  31,850
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                      607,749
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      8,386,058
                                                                                            --------------
NET ASSETS                                                                                  $ 102,866,667
                                                                                            ==============


                     22 | OPPENHEIMER DIVIDEND GROWTH FUND

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $71,477,112
and 5,946,633 shares of beneficial interest outstanding)                                          $ 12.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 12.75
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $11,385,726 and 950,979 shares
of beneficial interest outstanding)                                                               $ 11.97
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $17,949,197 and 1,499,356 shares
of beneficial interest outstanding)                                                               $ 11.97
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $2,054,632 and 171,134 shares
of beneficial interest outstanding)                                                               $ 12.01

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      23 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                $ 1,417,907
Affiliated companies                                                                       74,842
--------------------------------------------------------------------------------------------------
Interest                                                                                   47,862
                                                                                      ------------
Total investment income                                                                 1,540,611

--------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------
Management fees                                                                           398,222
--------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    99,341
Class B                                                                                    75,967
Class C                                                                                   112,886
Class N                                                                                     5,711
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    47,148
Class B                                                                                    11,339
Class C                                                                                    14,066
Class N                                                                                     1,323
--------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                    27,600
Class B                                                                                     6,088
Class C                                                                                     6,562
Class N                                                                                       577
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      4,203
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                   229
--------------------------------------------------------------------------------------------------
Other                                                                                      29,453
                                                                                      ------------
Total expenses                                                                            840,715
Less reduction to custodian expenses                                                         (229)
Less waivers and reimbursements of expenses                                               (21,059)
                                                                                      ------------
Net expenses                                                                              819,427

--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     721,184

--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------
Net realized gain on:
Investments (including premiums on options exercised)                                     699,469
Closing and expiration of option contracts written                                        232,038
                                                                                      ------------
Net realized gain                                                                         931,507
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                             7,066,893
Option contracts written                                                                   (1,443)
                                                                                      ------------
Net change in unrealized appreciation                                                   7,065,450

--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 8,718,141
                                                                                      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      24 | OPPENHEIMER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                                   2007           2006 1
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                         $     721,184   $    170,446
------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   931,507        102,296
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             7,065,450      1,320,608
                                                                              ------------------------------
Net increase in net assets resulting from operations                              8,718,141      1,593,350

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                            (573,928)      (116,703)
Class B                                                                             (52,312)        (9,326)
Class C                                                                             (80,871)       (12,893)
Class N                                                                             (14,068)        (2,360)
                                                                              ------------------------------
                                                                                   (721,179)      (141,282)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            (199,769)        (4,551)
Class B                                                                             (37,445)          (540)
Class C                                                                             (57,896)          (991)
Class N                                                                              (5,590)          (135)
                                                                              ------------------------------
                                                                                   (300,700)        (6,217)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          41,703,317     23,457,918
Class B                                                                           5,910,081      4,368,958
Class C                                                                          10,191,239      6,099,346
Class N                                                                           1,347,152        544,543
                                                                              ------------------------------
                                                                                 59,151,789     34,470,765

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total increase                                                                   66,848,051     35,916,616
------------------------------------------------------------------------------------------------------------
Beginning of period                                                              36,018,616        102,000 2
                                                                              ------------------------------
End of period (including accumulated net investment income of $31,850
and $31,845, respectively)                                                    $ 102,866,667   $ 36,018,616
                                                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006 for Class A, B, and C and the period from August 12, 2005 (inception of offering) to April 30, 2006 for Class N.

2. Reflects the value of the Manager's initial seed money investment on May 4, 2005.


                      25 | OPPENHEIMER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED APRIL 30,                                                         2007         2006 1
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $  10.78     $  10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                                   .16          .12
Net realized and unrealized gain                                                         1.28          .74
                                                                                     -----------------------
Total from investment operations                                                         1.44          .86
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                                     (.15)        (.08)
Distributions from net realized gain                                                     (.05)          -- 3
                                                                                     -----------------------
Total dividends and/or distributions to shareholders                                     (.20)        (.08)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $  12.02     $  10.78
                                                                                     =======================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                                      13.51%        8.64%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                             $ 71,477     $ 24,588
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                    $ 41,360     $ 12,907
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                                                    1.41%        1.34%
Total expenses                                                                           1.12% 6      1.21%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                                                      1.10%        1.07%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    39%          46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     1.12%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      26 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS B     YEAR ENDED APRIL 30,                                 2007            2006 1
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.74         $ 10.00
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                           .08             .06
Net realized and unrealized gain                                 1.27             .72
                                                             --------------------------
Total from investment operations                                 1.35             .78
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (.07)           (.04)
Distributions from net realized gain                             (.05)             -- 3
                                                             --------------------------
Total dividends and/or distributions to shareholders             (.12)           (.04)
---------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.97         $ 10.74
                                                             ==========================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                              12.68%           7.88%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $ 11,386         $ 4,523
---------------------------------------------------------------------------------------
Average net assets (in thousands)                            $  7,616         $ 1,867
---------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                            0.68%           0.61%
Total expenses                                                   1.93% 6         2.07%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                              1.85%           1.80%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                            39%             46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     1.93%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      27 | OPPENHEIMER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED APRIL 30,                                 2007            2006 1
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.74         $ 10.00
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                           .07             .07
Net realized and unrealized gain                                 1.29             .71
                                                             --------------------------
Total from investment operations                                 1.36             .78
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (.08)           (.04)
Distributions from net realized gain                             (.05)             -- 3
                                                             --------------------------
Total dividends and/or distributions to shareholders             (.13)           (.04)
---------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.97         $ 10.74
                                                             ==========================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                              12.71%           7.87%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $ 17,949         $ 6,337
---------------------------------------------------------------------------------------
Average net assets (in thousands)                            $ 11,319         $ 2,789
---------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                            0.66%           0.61%
Total expenses                                                   1.88% 6         2.03%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                              1.85%           1.80%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                            39%             46%

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     1.88%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      28 | OPPENHEIMER DIVIDEND GROWTH FUND

CLASS N     YEAR ENDED APRIL 30,                                 2007            2006 1
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.77         $ 10.18
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                           .13             .08
Net realized and unrealized gain                                 1.29             .58
                                                              -------------------------
Total from investment operations                                 1.42             .66
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (.13)           (.07)
Distributions from net realized gain                             (.05)             -- 3
                                                              -------------------------
Total dividends and/or distributions to shareholders             (.18)           (.07)
---------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.01         $ 10.77
                                                             ==========================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                              13.30%           6.51%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $ 2,055         $   571
---------------------------------------------------------------------------------------
Average net assets (in thousands)                             $ 1,153         $   326
---------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                            1.14%           1.11%
Total expenses                                                   1.36% 6         1.57%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                              1.35%           1.35%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                            39%             46%

1. For the period from August 12, 2005 (inception of offering) to April 30,
2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended April 30, 2007     1.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      29 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Dividend Growth Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return through both capital appreciation and income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for


                      30 | OPPENHEIMER DIVIDEND GROWTH FUND
which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                      31 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
      ------------------------------------------------------------------------
      $ 569,398            $ 244,009             $ 13,746          $ 8,229,865

1. The Fund had $13,746 of straddle losses which were deferred.

2. During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended April 30, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for April 30, 2007. Net assets of the Fund were unaffected by the reclassifications.

                              REDUCTION TO
                           ACCUMULATED NET
      INCREASE TO            REALIZED GAIN
      PAID-IN CAPITAL     ON INVESTMENTS 4
      ------------------------------------
      $ 106,275                  $ 106,275

4. $106,275, including $33,345 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2007 and April 30, 2006 was as follows:

                                      YEAR ENDED      PERIOD ENDED
                                  APRIL 30, 2007    APRIL 30, 2006
      ------------------------------------------------------------
      Distributions paid from:
      Ordinary income                $ 1,021,879         $ 147,499

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                      32 | OPPENHEIMER DIVIDEND GROWTH FUND

      Federal tax cost of securities             $ 94,708,276
      Federal tax cost of other investments            (7,283)
                                                 ------------
      Total federal tax cost                     $ 94,700,993
                                                 ============
      Gross unrealized appreciation              $  8,627,047
      Gross unrealized depreciation                  (397,182)
                                                 ------------
      Net unrealized appreciation                $  8,229,865
                                                 ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2007, the Fund's projected benefit obligations were increased by $3,113 and payments of $556 were made to retired trustees, resulting in an accumulated liability of $3,028 as of April 30, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                      33 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED APRIL 30, 2007   PERIOD ENDED APRIL 30, 2006 1,2
                              SHARES          AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------
CLASS A
Sold                       4,590,019    $ 51,988,090        2,615,563     $ 27,092,408
Dividends and/or
distributions reinvested      62,365         705,507            9,483          100,345
Redeemed                    (987,221)    (10,990,280)        (353,576)      (3,734,835)
                           ------------------------------------------------------------
Net increase               3,665,163    $ 41,703,317        2,271,470     $ 23,457,918
                           ============================================================


                      34 | OPPENHEIMER DIVIDEND GROWTH FUND

                           YEAR ENDED APRIL 30, 2007   PERIOD ENDED APRIL 30, 2006 1,2
                              SHARES          AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------
CLASS B
Sold                         851,568    $  9,534,380          480,367      $ 4,995,959
Dividends and/or
distributions reinvested       7,106          80,593              821            8,680
Redeemed                    (328,744)     (3,704,892)         (60,239)        (635,681)
                           ------------------------------------------------------------
Net increase                 529,930    $  5,910,081          420,949      $ 4,368,958
                           ============================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                       1,088,029    $ 12,230,746          605,594      $ 6,267,633
Dividends and/or
distributions reinvested      10,260         116,377            1,043           11,004
Redeemed                    (188,744)     (2,155,884)         (16,926)        (179,291)
                           ------------------------------------------------------------
Net increase                 909,545    $ 10,191,239          589,711      $ 6,099,346
                           ============================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                         128,929    $  1,468,912           55,785      $   573,148
Dividends and/or
distributions reinvested       1,734          19,641              235            2,488
Redeemed                     (12,562)       (141,401)          (2,987)         (31,093)
                           ------------------------------------------------------------
Net increase                 118,101    $  1,347,152           53,033      $   544,543
                           ============================================================

1. For the period from June 30, 2005 (commencement of operations) to April 30, 2006, for Class A, B and C shares, and the period from August 12, 2005 (inception of offering) to April 30, 2006 for Class N shares.

2. The Fund sold 10,000 Class A shares at a value of $100,000 and 100 shares of each Class B and Class C shares at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 4, 2005.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2007, were as follows:

                                        PURCHASES              SALES
          ----------------------------------------------------------
          Investment securities      $ 80,321,063       $ 23,509,093

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ------------------------------------
                       Up to $200 million            0.650%
                       Next $200 million             0.625
                       Next $200 million             0.600
                       Next $200 million             0.575
                       Next $200 million             0.550
                       Over $1.0 billion             0.500


                      35 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2007, the Fund paid $66,366 to OFS for services to the Fund.

--------------------------------------------------------------------------------
OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all offering and organizational costs associated with the registration and seeding of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at March 31, 2007 for Class B, Class C and Class N shares were $99,249, $101,953 and $12,435, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the


                      36 | OPPENHEIMER DIVIDEND GROWTH FUND

CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
April 30, 2007             $ --           $ 132        $ 10,487         $ 1,783            $ 22

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that total expenses will not exceed 1.10% for Class A shares, 1.85% for Class B and Class C shares and 1.35% for Class N shares. During the year ended April 30, 2007, the Manager reimbursed the Fund $9,850, $6,010, $3,620 and $158 for Class A, Class B, Class C and Class N shares, respectively. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended April 30, 2007, the Manager waived $1,421 for IMMF management fees.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.


                      37 | OPPENHEIMER DIVIDEND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. OPTION ACTIVITY Continued

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended April 30, 2007 was as follows:

                                                                       CALL OPTIONS
                                           -----------------------------------------
                                           NUMBER OF CONTRACTS   AMOUNT OF PREMIUMS
------------------------------------------------------------------------------------
Options outstanding as of
April 30, 2006                                              69           $    3,881
Options written                                          7,568              365,475
Options closed or expired                               (5,779)            (274,732)
Options exercised                                       (1,696)             (87,341)
                                                        ----------------------------
Options outstanding as of April 30, 2007                   162           $    7,283
                                                        ============================

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of April 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                      38 | OPPENHEIMER DIVIDEND GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DIVIDEND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Dividend Growth Fund, including the statement of investments, as of April 30, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 30, 2005 (commencement of operations) to April 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Dividend Growth Fund as of April 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period June 30, 2005 (commencement of operations) to April 30, 2006, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
June 14, 2007


                      39 | OPPENHEIMER DIVIDEND GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2007 which are not designated as capital gain distributions should be multiplied by 91.19% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $1,391,862 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2007, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2007, $22,509 or 3.12% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $818,637 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      40 | OPPENHEIMER DIVIDEND GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      41 | OPPENHEIMER DIVIDEND GROWTH FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an invest-


                      42 | OPPENHEIMER DIVIDEND GROWTH FUND
ment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Neil McCarthy, Joseph Higgins and the Manager's investment team and analysts. Messrs. McCarthy and Higgins have been the portfolio managers of the Fund since its inception. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of all other retail front-end load and no-load large-cap core funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other large-cap core funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted


                      43 | OPPENHEIMER DIVIDEND GROWTH FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      44 | OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5
THE FUND, LENGTH OF SERVICE,     YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
AGE                              NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                 CURRENTLY OVERSEEN

INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW
TRUSTEES                         IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                 80112-3924. EACH TRUSTEE SERVES FOR AN
                                 INDEFINITE TERM, OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P.
Chairman of the Board            (hedge fund) (since September 1995); Director
of Trustees (since 2007),        of Special Value Opportunities Fund, LLC
Trustee (since 2005)             (registered investment company) (since
Age: 64                          September 2004); Investment Advisory Board
                                 Member of Zurich Financial Services (insurance)
                                 (since October 2004); Board of Governing
                                 Trustees of The Jackson Laboratory (non-profit)
                                 (since August 1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited
                                 Partner of Odyssey Investment Partners, LLC
                                 (private equity investment) (January
                                 1999-September 2004) and Managing Principal
                                 (1997-December 1998); Trustee of Research
                                 Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy
                                 Economics Institute of Bard College (August
                                 1990-September 2001) (economics research);
                                 Director of Ray & Berendtson, Inc. (May
                                 2000-April 2002) (executive search firm).
                                 Oversees 62 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                 Trustee of the Committee for Economic
Trustee (since 2005)             Development (policy research foundation)
Age: 66                          (since 2005); Director of ICI Education
                                 Foundation (education foundation) (since
                                 October 1991); President of the Investment
                                 Company Institute (trade association)
                                 (October 1991-June 2004); Director of ICI
                                 Mutual Insurance Company (insurance company)
                                 (October 1991-June 2004). Oversees 52
                                 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                 A director or trustee of other Oppenheimer
Trustee (since 2005)             funds. Oversees 62 portfolios in the
Age: 73                          OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,            Distinguished Presidential Fellow for
Trustee (since 2005)             International Affairs (since 2002) and Member
Age: 68                          (since 1979) of the National Academy of
                                 Sciences; Council on Foreign Relations (since
                                 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001);
                                 Senior Advisor of The Andrew W. Mellon
                                 Foundation (since 2001); Chair of Science
                                 Initiative Group (since 1999); Member of the
                                 American Philosophical Society (since 1996);
                                 Trustee of Woodward Academy (since 1983);
                                 Foreign Associate of Third World Academy of
                                 Sciences; Director of the Institute for
                                 Advanced Study (1991-2004); Director of Bankers
                                 Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                  Trustee of the American Symphony Orchestra
Trustee (since 2005)             (not-for-profit) (since October 1998); and
Age: 64                          Senior Vice President and General Auditor of
                                 American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                  Managing Director of Public Capital Advisors,
Trustee (since 2005)             LLC (privately-held financial adviser) (since
Age: 55                          2006); Director of Columbia Equity Financial
                                 Corp. (privately-held financial adviser) (since
                                 2002); Managing Director of Carmona Motley,
                                 Inc. (privately-held financial adviser) (since
                                 January 2002); Managing Director of Carmona
                                 Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the
                                 Investment Committee of the Episcopal Church of
                                 America, Member of the Investment Committee and
                                 Board of Human Rights


                      45 | OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOEL W. MOTLEY,                  Watch and the Investment Committee of Historic
Continued                        Hudson Valley. Oversees 52 portfolios in the
                                 OppenheimerFunds complex.

KENNETH A. RANDALL,              Director of Dominion Resources, Inc. (electric
Trustee (since 2005)             utility holding company) (February 1972-October
Age: 80                          2005); Former Director of Prime Retail, Inc.
                                 (real estate investment trust), Dominion Energy
                                 Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American
                                 Motorists Insurance Company and American
                                 Manufacturers Mutual Insurance Company; Former
                                 President and Chief Executive Officer of The
                                 Conference Board, Inc. (international economic and business research). Oversees 52 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman of The Directorship Search Group, Inc.
Trustee (since 2005)             (corporate governance consulting and executive
Age: 75                          recruiting) (since 1993); Life Trustee of
                                 International House (non-profit educational organization); Former Trustee of the Historical
                                 Society of the Town of Greenwich; Former
                                 Director of Greenwich Hospital Association;
                                 Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc.
                                 (1969-1993); Banker at J.P. Morgan & Co.
                                 (1958-1966); 1st Lt. Strategic Air Command,
                                 U.S. Air Force (1954-1958). Oversees 52
                                 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Director of the following medical device
Trustee (since 2005)             companies: Medintec (since 1992) and Cathco
Age: 66                          (since 1996); Director of Lakes Environmental
                                 Association (since 1996); Member of the
                                 Investment Committee of the Associated Jewish
                                 Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December
                                 2001). Oversees 52 portfolios in the
                                 OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Oil Properties, Inc. (oil and
Trustee (since 2005)             gas exploration and production company) (since
Age: 59                          1994); Vice President, Secretary and Treasurer
                                 of Wold Trona Company, Inc. (soda ash
                                 processing and production) (1996-2006); Vice
                                 President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing
                                 Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve
                                 Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999).
                                 Oversees 52 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE AND           THE ADDRESS OF MR. MURPHY IS TWO WORLD
OFFICER                          FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                 FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                 MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                 TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                 DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                 INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                 INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                 OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director
President, Principal Executive   of the Manager (since June 2001); President of
Officer and Trustee              the Manager (September 2000-March 2007);
(since 2005)                     President and a director or trustee of other
Age: 57                          Oppenheimer funds; President and Director of
                                 Oppenheimer Acquisition Corp. ("OAC") (the
                                 Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July
                                 2001); Director of OppenheimerFunds
                                 Distributor, Inc. (subsidiary of the Manager)
                                 (since November 2001); Chairman and Director of
                                 Shareholder Services, Inc. and of Shareholder
                                 Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                 President and Director of OppenheimerFunds
                                 Legacy Program (charitable trust program established by the Manager) (since July 2001);
                                 Director of the following investment advisory subsidiaries of the Manager: OFI
                                 Institutional Asset Management, Inc.,
                                 Centennial Asset Management Corporation,
                                 Trinity Investment Management Corporation and
                                 Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView


                      46 | OPPENHEIMER DIVIDEND GROWTH FUND

JOHN V. MURPHY,                  Asset Management Corporation and OFI Private
Continued                        Investments, Inc. (since July 2001); President
                                 (since November 1, 2001) and Director (since
                                 July 2001) of Oppenheimer Real Asset
                                 Management, Inc.; Executive Vice President of
                                 Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997);
                                 Director of DLB Acquisition Corporation
                                 (holding company parent of Babson Capital
                                 Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                 Governors (since October 3, 2003); Chief
                                 Operating Officer of the Manager (September
                                 2000-June 2001); President and Trustee of MML
                                 Series Investment Fund and MassMutual Select
                                 Funds (open-end investment companies) (November
                                 1999-November 2001); Director of C.M. Life
                                 Insurance Company (September 1999-August 2000);
                                 President, Chief Executive Officer and Director of MML Bay State Life Insurance Company
                                 (September 1999-August 2000); Director of
                                 Emerald Isle Bancorp and Hibernia Savings Bank
                                 (wholly-owned subsidiary of Emerald Isle
                                 Bancorp) (June 1989-June 1998). Oversees 99 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS OF THE            THE ADDRESSES OF THE OFFICERS IN THE CHART
FUND                             BELOW ARE AS FOLLOWS: FOR MESSRS. MCCARTHY,
                                 HIGGINS, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO
                                 WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                 YORK, NEW YORK 10281-1008, FOR MESSRS.
                                 VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                 IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                 80112-3924. EACH OFFICER SERVES FOR AN
                                 INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NEIL M. MCCARTHY,                Vice President of the Manager (since September
Vice President and               2003); Chairman and Chief Investment Officer of
Portfolio                        OFI Institutional Asset Management, Inc.'s
Manager (since 2005)             (OFIIAMI) Growth Equity Team's Investment
Age: 50                          Policy and Strategy Committee since (September
                                 2003) and is a portfolio manager of other portfolios in the OppenheimerFunds complex.
                                 Formerly, Chief Executive Officer and Chief
                                 Investment Officer (April 1988-September 2003) of Windham Capital Management, a firm he co-founded in 1988.

JOSEPH R. HIGGINS,               Vice President of the Manager (since May 2004);
Vice President and               member of the OFIIAMI's Growth Equity Team's
Portfolio                        Investment Policy and Strategy Committee (since
Manager (since 2005)             May 2004) and is a portfolio manager of other
Age: 46                          portfolios in the OppenheimerFunds complex.
                                 Formerly, Vice President (1991-2003), Assistant
                                 Vice President (1988-1991) and equity portfolio manager (1993-2003) for Swiss Re Asset
                                 Management, Inc.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance
Vice President and Chief         Officer of the Manager (since March 2004); Vice
Compliance Officer               President of OppenheimerFunds Distributor,
(since 2005)                     Inc., Centennial Asset Management Corporation
Age: 56                          and Shareholder Services, Inc. (since June
                                 1983). Former Vice President and Director of
                                 Internal Audit of the Manager (1997-February
                                 2004). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the
Treasurer and Principal          Manager (since March 1999); Treasurer of the
Financial & Accounting           following: HarbourView Asset Management
Officer (since 2005)             Corporation, Shareholder Financial Services,
Age: 47                          Inc., Shareholder Services, Inc., Oppenheimer
                                 Real Asset Management, Inc. and Oppenheimer
                                 Partnership Holdings, Inc. (since March 1999),
                                 OFI Private Investments, Inc. (since March
                                 2000), OppenheimerFunds International Ltd.
                                 (since May 2000), OppenheimerFunds plc (since
                                 May 2000), OFI Institutional Asset Management,
                                 Inc. (since November 2000), and
                                 OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                 (since June 2003); Treasurer and Chief
                                 Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                 2000); Assistant Treasurer of the following:
                                 OAC (since March 1999), Centennial Asset
                                 Management Corporation (March 1999-October
                                 2003) and OppenheimerFunds Legacy Program
                                 (April 2000-June 2003); Principal and Chief
                                 Operating Officer of Bankers Trust
                                 Company-Mutual Fund Services Division (March
                                 1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.


                      47 |OPPENHEIMER DIVIDEND GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN S. PETERSEN,               Vice President of the Manager (since February
Assistant Treasurer              2007); Assistant Vice President of the Manager
(since 2005)                     (August 2002-February 2007); Manager/Financial
Age: 36                          Product Accounting of the Manager (November
                                 1998-July 2002). An officer of 99 portfolios in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since
Assistant Treasurer              July 2004); Director of Financial Reporting and
(since 2005)                     Compliance of First Data Corporation (April
Age: 37                          2003-July 2004); Manager of Compliance of
                                 Berger Financial Group LLC (May 2001-March
                                 2003); Director of Mutual Fund Operations at
                                 American Data Services, Inc. (September
                                 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004)
Secretary (since 2005)           and General Counsel (since March 2002) of the
Age: 58                          Manager; General Counsel and Director of the
                                 Distributor (since December 2001); General
                                 Counsel of Centennial Asset Management
                                 Corporation (since December 2001); Senior Vice
                                 President and General Counsel of HarbourView
                                 Asset Management Corporation (since December
                                 2001); Secretary and General Counsel of OAC
                                 (since November 2001); Assistant Secretary
                                 (since September 1997) and Director (since
                                 November 2001) of OppenheimerFunds
                                 International Ltd. and OppenheimerFunds plc;
                                 Vice President and Director of Oppenheimer
                                 Partnership Holdings, Inc. (since December
                                 2002); Director of Oppenheimer Real Asset
                                 Management, Inc. (since November 2001); Senior
                                 Vice President, General Counsel and Director of
                                 Shareholder Financial Services, Inc. and
                                 Shareholder Services, Inc. (since December
                                 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc.
                                 and OFI Trust Company (since November 2001);
                                 Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice
                                 President and General Counsel of OFI
                                 Institutional Asset Management, Inc. (since
                                 November 2001); Director of OppenheimerFunds
                                 (Asia) Limited (since December 2003); Senior
                                 Vice President (May 1985-December 2003),
                                 Acting General Counsel (November 2001-February
                                 2002) and Associate General Counsel (May
                                 1981-October 2001) of the Manager; Assistant
                                 Secretary of the following: Shareholder
                                 Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November
                                 1989-November 2001), and OppenheimerFunds
                                 International Ltd. (September 1997-November
                                 2001). An officer of 99 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the
Assistant Secretary              Manager (since May 2004); First Vice President
(since 2005)                     (April 2001-April 2004), Associate General
Age: 39                          Counsel (December 2000-April 2004), Corporate
                                 Vice President (May 1999-April 2001) and
                                 Assistant General Counsel (May 1999-December
                                 2000) of UBS Financial Services Inc. (formerly,
                                 PaineWebber Incorporated). An officer of 99 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General
Assistant Secretary              Counsel of the Manager (since September 2004);
(since 2005)                     First Vice President (2001-September 2004);
Age: 43                          Director (2000-September 2004) and Vice
                                 President (1998-2000) of Merrill Lynch
                                 Investment Management. An officer of 99
                                 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior
Assistant Secretary              Counsel and Assistant Secretary (since October
(since 2005)                     2003) of the Manager; Vice President (since
Age: 41                          1999) and Assistant Secretary (since October
                                 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                 (since October 2003); Vice President and
                                 Assistant Secretary of Shareholder Services,
                                 Inc. (since 1999); Assistant Secretary of
                                 OppenheimerFunds Legacy Program and Shareholder
                                 Financial Services, Inc. (since December 2001);
                                 Assistant Counsel of the Manager (August
                                 1994-October 2003). An officer of 99 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                      48 | OPPENHEIMER DIVIDEND GROWTH FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $18,000 in fiscal 2007 and $13,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $225,954 for fiscal 2007 and $156,805 for fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $6,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $225,954 in fiscal 2007 and $163,341 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

    o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

    o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

    The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Growth Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/12/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/12/2007